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                                                                Exhibit 23.3
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INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of Sinter Metal, Inc. on Form S-1 of our report dated December 19, 1996, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the headings "Selected Historical Financial Data" and "Experts" in such Prospectus.






DELOITTE & TOUCHE LLP

Detroit, Michigan
December 19, 1996